Quest Solution Announces $15 million in Debt Reduction; Achieves Pivotal Turnaround Milestones

Balance Sheet Transformation Complements Improved Operating Performance and Positions Quest for Enhanced Profitability

$3 million Annual Operating Cost Reductions to Date Including ~ 30% Headcount Reduction

Maximum Potential Converted Number of Shares for the $15M Debt Reduction Total Less than 15% of Issued Shares; Dramatically Improves Shareholders’ Equity

Eugene, OR – March 12 , 2018 – Quest Solution, Inc. (OTCQB: QUES), a specialty systems integrator offering field and supply chain mobility solutions, announced agreements with certain noteholders that result in a reduction of the Company’s debt liability to such creditors from $17.4 million to $2.1 million.

Shai Lustgarten, Quest’s CEO, stated, “We have made dramatic progress toward the main strategic goals new management identified in our August 7, 2017 press release. The efficiency measures we have taken and this debt reduction have transformed the Company’s financial strength and significantly enhanced our balance sheet, improving stockholders’ equity, cash flow and all of our financial ratios. The achievements to date have created nothing short of a rebirth of the Company for our employees and shareholders.”

Mr. Lustgarten continued, “When the new management team took control approximately one year ago, we inherited an essentially broken business including a very weak balance sheet and an operation that generated losses. Our top priorities since coming on board have been to deliver profitable operations and to negotiate a refinancing of the debt, combined efforts that enable us to build significant long term shareholder value. We can now move forward with more efficient operations, modest interest expense and a balance sheet that can support the success we are driving in the business. I would like to thank the note holders for seeing the opportunity to unlock potentially significant value by aligning with the Company and its equity holders.”

Financial details of the refinancing are as follows (investors should also review the Company’s Form 8-K filed on March 1, 2018 which discloses information related to the debt restructuring including the actual agreements related thereto):

Principal

Total debt to the noteholders before settlement:		$17,437,799
Total debt to noteholders post settlement agreement:		$2,130,000
Total debt reduction:		$15,307,799
Interest per year
For Old debt	~$	600,000
Settlement interest on new issued C preferred	~$	97,000
Saving on interest	~$	503,000
Non cash and Equity
Total common stock issued:		500,000
Total Series C preferred stock issued (Convertible at $1.00)		1,711,000
Total warrants issued with exercise price at $0.20		3,000,000

Mr. Lustgarten continued, “In addition to improving the balance sheet, it is important to note that we have made substantial progress executing on the turnaround initiatives we previously outlined. Among the key priorities that we set forth and have taken meaningful steps toward accomplishing are:

●	Delivering sustained profitability by realizing efficiencies;

●	Improving performance by changing company culture, motivating employees and consolidating operations; and

●	Adding new advanced technologies to our product offering, positioning Quest as a high-tech company with unique solutions, generating higher margins and stronger market position.

“Our business segment is exciting and includes potential integration of Artificial Intelligence Systems to revolutionize the supply chain and logistics management tasks. We are currently working on adding new technologies that will differentiate Quest from its competitors providing unique advanced solutions, increasing our margins and accelerating our growth.”

Mr. Lustgarten concluded: “We have made significant progress, and while there’s still a lot of work to be done, with the completion of a major part of our turnaround initiatives, Quest is better positioned today to capitalize on the opportunities we’re seeing in our evolving and growing target markets. We continue to provide solutions for the supply chain needs of our blue chip customer base of Fortune 100 companies and look forward to broadening our customer reach. Our new management team continues to focus on the development of new and enhanced solutions, with a particular focus on offering higher margin software solutions and services. Additionally, we remain dedicated to creating a successful and profitable leading company in the evolving markets in which we operate.”

About Quest Solution, Inc.

Quest Solution is a Specialty Systems Integrator focused on Field and Supply Chain Mobility. We are also a manufacturer and distributor of consumables (labels, tags, and ribbons), RFID solutions, and barcoding printers. Founded in 1994, Quest is headquartered in Eugene, Oregon, with offices in the United States.

Rated in the Top 1% of global solution providers, Quest specializes in the design, deployment and management of enterprise mobility solutions including Automatic Identification and Data Capture (AIDC), Mobile Cloud Analytics, RFID (Radio Frequency Identification), and proprietary Mobility software. Our mobility products and services offering is designed to identify, track, trace, share and connect data to enterprise systems such as CRM or ERP solutions. Our customers are leading Fortune 500 companies from several sectors including manufacturing, retail, distribution, food / beverage, transportation and logistics, health care and chemicals / gas / oil.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for Quest Solution, Inc.’s products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, risks related to the sale of Quest Solution Canada Inc. to Viascan Group Inc. and other information that may be detailed from time-to-time in Quest Solution Inc.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting Quest Solution, Inc. please refer to the Company’s recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. Quest Solution, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Investor Contact:

John Nesbett or Jennifer Belodeau

Institutional Marketing Services (IMS)

(203) 972-9200

jnesbett@institutionalms.com

jbelodeau@institutionalms.com